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                                                                    EXHIBIT 99.1


January 31, 2001


Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549



Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K/A for the event that occurred on January 11, 2001, to be filed by our former client, Europa Cruises Corporation. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,



/s/ BDO Seidman, LLP
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BDO Seidman, LLP